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                                                                    Exhibit 99.2

                    Certification of Chief Financial Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of Urologix, Inc. I, Christopher R. Geyen, Chief Financial Officer of Urologix, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     . The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     . The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Urologix, Inc.


Date: May 14, 2003                     /s/ Christopher R. Geyen
                                       ------------------------
                                       Christopher R. Geyen
                                       Vice President and
                                       Chief Financial Officer